BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated November 23, 2021 to the

Statement of Additional Information (“SAI”) of the Fund, dated January 28, 2021, as supplemented to date

The Fund invests a significant portion of its fixed-income assets in Master Total Return Portfolio, a series of Master Bond LLC. The Board of Directors of Master Bond LLC approved certain changes to the fundamental investment restrictions of Master Total Return Portfolio, which required shareholder approval. The Fund has a policy to pass the vote through to its own shareholders whenever Master Total Return Portfolio holds a vote of its shareholders. Accordingly, the Board of Directors of the Fund approved the pass-through vote with respect to the proposals regarding Master Total Return Portfolio. At a special meeting held on November 19, 2021, shareholders of Master Total Return Portfolio approved the changes to Master Total Return Portfolio’s fundamental investment restrictions.

Accordingly, effective November 30, 2021, the fundamental and non-fundamental investment restrictions relating to the Master Total Return Portfolio (referred to as Master Bond LLC in the SAI) described in the section of the SAI entitled “Investment Restrictions” is deleted in its entirety and replaced with the following:

Under its fundamental investment restrictions, the Master Total Return Portfolio may not:

1.    Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.    Borrow money, except as permitted under the Investment Company Act.

3.    Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.    Purchase or hold real estate, except the Master Total Return Portfolio may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Master Total Return Portfolio may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.    Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Master Total Return Portfolio may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.    Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.    Make loans to the extent prohibited by the Investment Company Act.

8.    Make any investment inconsistent with the Master Total Return Portfolio’s classification as a diversified company under the Investment Company Act.

Notations Regarding the Master Total Return Portfolio’s Fundamental Investment Restrictions

The following notations are not considered to be part of the Master Total Return Portfolio’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Master Total Return Portfolio’s industry classifications, the Master Total Return Portfolio currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master Total Return Portfolio management. The policy also will be interpreted to give broad authority to the Master Total Return Portfolio as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Master Total Return Portfolio to borrow money in amounts of up to one-third of the Master Total Return Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Master Total Return Portfolio’s total assets from banks or other lenders for temporary purposes. (The Bond LLC’s total assets include the amounts being borrowed.) In addition, the Master Total Return Portfolio has received an exemptive order from the SEC permitting it to borrow through the Interfund Lending Program (discussed below), subject to the conditions of the exemptive order. To limit the risks attendant to borrowing, the Investment Company Act requires the Master Total Return Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Master Total Return Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Master Total Return Portfolio engages in such transactions, the Master Total Return Portfolio instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Master Total Return Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Master Total Return Portfolio to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Master Total Return Portfolio to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Master Total Return Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Master Total Return Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Master Total Return Portfolio’s underwriting commitments, when added to the value of the Master Total Return Portfolio’s investments in issuers where the Master Total Return Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause the Master Total Return Portfolio to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Master Total Return Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Master

Total Return Portfolio may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Master Total Return Portfolio from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

The Master Total Return Portfolio is currently classified as a diversified fund under the Investment Company Act. This means that the Master Total Return Portfolio may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Master Total Return Portfolio’s total assets would be invested in securities of that issuer or (b) the Master Total Return Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Master Total Return Portfolio can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Master Total Return Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Under the Master Total Return Portfolio’s non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Master Total Return Portfolio may not:

a.    Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Master Total Return Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Master Total Return Portfolio has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.    Make short sales of securities or maintain a short position, except to the extent permitted by the Master Total Return Portfolio’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Master Total Return Portfolio’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Master Total Return Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Master Total Return Portfolio’s total assets will not require the Master Total Return Portfolio to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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Shareholders should retain this Supplement for future reference.

SAI-BC-1121SUP

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